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                                                                      EXHIBIT 99

                   MBT FINANCIAL CORP. ANNOUNCES FIRST QUARTER
                   IMPROVEMENTS IN EARNINGS AND ASSET QUALITY
          Net Income Increases 6.8%, Earnings per Share Increase 19.2%

MONROE, MICHIGAN, April 14, 2004 -- MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported first quarter of 2004 Net Income of $5,400,000, an increase of 6.8% over the $5,057,000 earned in the first quarter of 2003. First quarter earnings per share (basic and diluted) increased 19.2% from $0.26 in 2003 to $0.31 in 2004. The earnings per share were favorably impacted by the company's repurchase of 1,632,475 shares of its stock in December, 2003.

Net income was positively affected by continued strong loan growth and improvements in the net interest margin. Loans increased $21.2 million, or 2.5% in the quarter, and are up $77.2 million, or 9.6% since March 31, 2003. The net interest margin increased to 3.58% in the first quarter, compared to 3.40% last quarter and 3.36% in the first quarter of 2003.

The company also reported that it continues to improve its asset quality, with a 6.0% reduction in non-performing assets during the first quarter. This follows a 17.3% reduction in non-performing assets in the fourth quarter of 2003. H. Douglas Chaffin, President and Chief Executive Officer, commented, "Due to the efforts of our lending staff and special assets group over the past few years, we have been able to lower our NPAs by reducing the amount of assets being added to the list and by working out the existing problems. We anticipate that we will be able to continue to show improvement in asset quality this year." Net charge offs in the quarter were $340,000, or 0.15% of average loans.

The bank is continuing to increase its presence in the Downriver area of southern Wayne County, and expects to move into its new 11,000 square foot building in Wyandotte in the third quarter. The bank is also building a new branch next to its existing office in Temperance. After relocating to the new building, the old building will be taken down and landscaped to make a nice addition to the central business district of this community in southern Monroe County. Chaffin added, "The Temperance branch is a vital part of our organization, and we are pleased to be able to invest in this community."

ABOUT THE COMPANY
MBT Financial Corp., a single bank holding company headquartered in Monroe, Michigan is the parent company of Monroe Bank & Trust. Founded in 1858, Monroe Bank & Trust is one of the nation's largest community banks. The bank has over $1.4 billion in assets and services nearly $1 billion in trust assets. MB&T is a full-service bank, offering a broad range of services, from personal and business accounts to complete credit options and the area's largest Trust Department. With 24 offices, 33 ATMs, PhoneLink telephone banking and eLink online banking, MB&T is the area's most accessible community bank.



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MB&T is proud to be an active supporter of the community through contributions, reinvestment, and civic involvement. MB&T is also known for ENLIST, its employee volunteer program, which is celebrating its 20th anniversary this year. Since its inception, participants in the ENLIST program have contributed nearly 90,000 hours of volunteer work in the communities we serve. Visit MB&T's web site at www.MBandT.com, where extensive financial and corporate information can be found in the Investor Relations section.

FORWARD-LOOKING STATEMENTS
Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Corporation's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.




FOR FURTHER INFORMATION:
H. Douglas Chaffin          John L. Skibski              Herbert J. Lock
Chief Executive Officer     Chief Financial Officer      Investor Relations
(734) 384-8123              (734) 242-1879               (734) 242-2603
doug.chaffin@mbandt.com     john.skibski@mbandt.com      herb.lock@mbandt.com





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                               MBT FINANCIAL CORP.
                 CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED




                                                                                 QUARTERLY
                                                      -----------------------------------------------------------------------
                                                          2004           2003          2003           2003          2003
(dollars in thousands except per share data)            1st Qtr        4th Qtr        3rd Qtr        2nd Qtr       1st Qtr
                                                      -----------    -----------    -----------    -----------    -----------
EARNINGS
Net interest income                                   $    12,640    $    12,626    $    12,775    $    12,902    $    12,004
Provision for loan and lease losses                   $       600    $        30    $     6,325    $       825    $       825
Non-interest income                                   $     3,226    $     3,202    $     3,882    $     3,516    $     3,203
Non-interest expense                                  $     7,889    $     7,543    $     7,680    $     7,582    $     7,374
Net income                                            $     5,400    $     6,504    $     1,973    $     5,781    $     5,057
Basic earnings per share                              $      0.31    $      0.36    $      0.10    $      0.30    $      0.26
Diluted earnings per share                            $      0.31    $      0.35    $      0.10    $      0.30    $      0.26
Average shares outstanding                             17,501,262     18,747,900     19,115,234     19,111,172     19,134,441
Average diluted shares outstanding                     17,579,979     18,779,982     19,133,621     19,143,611     19,134,441

PERFORMANCE RATIOS
Return on average assets                                     1.52%          1.76%          0.53%          1.60%          1.43%
Return on average common equity                             14.90%         15.69%          4.46%         13.65%         12.16%
Net interest margin                                          3.58%          3.40%          3.42%          3.54%          3.36%
Efficiency ratio                                            46.98%         41.89%         41.87%         44.97%         45.65%
Full-time equivalent employees                                386            389            389            386            384

CAPITAL
Average equity to average assets                            10.19%         11.20%         11.98%         11.71%         11.76%
Book value per share                                  $      8.50    $      8.20    $      8.84    $      9.07    $      8.77
Cash dividend per share                               $      0.15    $      0.15    $      0.15    $      0.14    $      0.14

ASSET QUALITY
Loan Charge-Offs                                      $       666    $     6,683    $     2,204    $       812    $       336
Loan Recoveries                                       $       326    $       778    $       602    $       447    $       207
                                                      -----------    -----------    -----------    -----------    -----------
Net Charge-Offs                                       $       340    $     5,905    $     1,602    $       365    $       129

Allowance for loan and lease losses                   $    14,760    $    14,500    $    18,773    $    13,685    $    13,096

Nonaccrual Loans                                      $    33,209    $    34,248    $    38,854    $    24,962    $    25,160
Loans 90 days past due                                $       259    $       100    $       111    $       174    $     1,154
Restructured loans                                    $     2,561    $     4,755    $     7,023    $     5,904    $     5,890
                                                      -----------    -----------    -----------    -----------    -----------
Total nonperforming loans                             $    36,029    $    39,103    $    45,988    $    31,040    $    32,204
Other real estate owned                               $     8,609    $     8,434    $    11,578    $    11,445    $    12,085
Nonperforming investment securities                   $       171    $       140    $        79    $        79    $        79
                                                      -----------    -----------    -----------    -----------    -----------
Total nonperforming assets                            $    44,809    $    47,677    $    57,645    $    42,564    $    44,368

Net loan charge-offs to average                              0.16%          2.74%          0.77%          0.18%          0.07%
loans
Allowance for losses to total loans                          1.67%          1.68%          2.24%          1.65%          1.63%
Nonperforming loans (including OREO)
to Gross Loans                                               5.06%          5.50%          6.86%          5.12%          5.50%
Nonperforming assets to total assets                         3.17%          3.27%          3.92%          2.98%          3.04%
Allowance for loan losses to
nonperforming assets                                        32.94%         30.41%         32.57%         32.15%         29.52%

END OF PERIOD BALANCES
Loans and leases                                      $   882,290    $   863,850    $   839,059    $   829,708    $   805,029
Total earning assets                                  $ 1,326,025    $ 1,372,332    $ 1,361,269    $ 1,338,328    $ 1,385,482
Total assets                                          $ 1,412,692    $ 1,457,788    $ 1,471,220    $ 1,428,231    $ 1,460,363
Deposits                                              $ 1,020,188    $ 1,039,117    $ 1,070,262    $ 1,023,426    $ 1,034,875
Shareholders' equity                                  $   148,899    $   143,446    $   168,905    $   173,474    $   167,549

AVERAGE BALANCES
Loans and leases                                      $   872,746    $   854,473    $   827,259    $   816,203    $   788,847
Total earning assets                                  $ 1,341,444    $ 1,390,854    $ 1,370,052    $ 1,364,184    $ 1,354,084
Total assets                                          $ 1,430,303    $ 1,468,278    $ 1,463,382    $ 1,449,808    $ 1,433,367
Deposits                                              $ 1,029,856    $ 1,077,644    $ 1,045,847    $ 1,035,872    $ 1,032,039
Shareholders' equity                                  $   145,751    $   164,458    $   175,367    $   169,827    $   168,632







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                               MBT FINANCIAL CORP.
                 CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED


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



                                                       QUARTER ENDED MARCH 31,
Dollars in thousands (except per share data)            2004             2003
                                                     ----------       ----------
INTEREST INCOME
Interest and fees on loans                           $   13,559       $   13,816
Interest on investment securities-
  Tax-exempt                                              2,840            3,075
  Taxable                                                 2,160            2,613
Interest on federal funds sold                                1               55
                                                     ----------       ----------
       Total interest income                             18,560           19,559
                                                     ----------       ----------

INTEREST EXPENSE
Interest on deposits                                      3,239            4,363
Interest on borrowed funds                                2,681            3,192
                                                     ----------       ----------
       Total interest expense                             5,920            7,555
                                                     ----------       ----------

NET INTEREST INCOME                                      12,640           12,004
PROVISION FOR LOAN LOSSES                                   600              825
                                                     ----------       ----------

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                                12,040           11,179
                                                     ----------       ----------

OTHER INCOME
Income from trust services                                  814              873
Service charges and other fees                            1,278            1,245
Net gain on sales of securities                             107              172
Origination fees on mortgage loans sold                     160              276
Bank Owned Life Insurance income                            387              201
Other                                                       480              436
                                                     ----------       ----------
       Total other income                                 3,226            3,203
                                                     ----------       ----------

OTHER EXPENSES
Salaries and employee benefits                            4,488            4,222
Occupancy expense                                           808              668
Other                                                     2,593            2,484
                                                     ----------       ----------
       Total other expenses                               7,889            7,374
                                                     ----------       ----------

INCOME BEFORE PROVISION
FOR INCOME TAXES                                          7,377            7,008
PROVISION FOR INCOME TAXES                                1,977            1,951
                                                     ----------       ----------
NET INCOME                                           $    5,400       $    5,057
                                                     ==========       ==========


BASIC EARNINGS PER COMMON SHARE                      $     0.31       $     0.26
                                                     ==========       ==========

DILUTED EARNINGS PER COMMON SHARE                    $     0.31       $     0.26
                                                     ==========       ==========

DIVIDENDS DECLARED PER COMMON SHARE                  $     0.15       $     0.14
                                                     ==========       ==========



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                              MBT FINANCIAL CORP.
                    CONSOLIDATED BALANCE SHEETS - UNAUDITED




                                                            MARCH 31,        DECEMBER 31,           MARCH 31,
Dollars in thousands                                          2004               2003                 2003
                                                          -------------      -------------        ------------
ASSETS
Cash and Cash Equivalents
  Cash and due from banks                                 $      24,342      $      22,525        $     22,308
  Federal funds sold                                                  -                  -                   -
                                                          -------------      -------------        ------------
    Total cash and cash equivalents                              24,342             22,525              22,308

Securities - Held to Maturity                                    98,119             99,154             108,729
Securities - Available for Sale                                 333,783            397,642             460,474
Federal Home Loan Bank stock - at cost                           11,833             11,686              11,250
Loans held for sale                                                 204              1,406                 448
Loans - Net                                                     867,326            847,944             791,485
Accrued interest receivable and other assets                     24,070             25,627              31,860
Bank Owned Life Insurance                                        34,167             33,780              17,186
Premises and Equipment - Net                                     18,848             18,024              16,623
                                                          -------------      -------------        ------------
    Total assets                                          $   1,412,692      $   1,457,788        $  1,460,363
                                                          =============      =============        ============

LIABILITIES
Deposits:
  Non-interest bearing                                    $     126,288      $     135,536        $    119,034
  Interest-bearing                                              893,900            903,581             915,841
                                                          -------------      -------------        ------------
    Total deposits                                            1,020,188          1,039,117           1,034,875

Federal Home Loan Bank advances                                 225,000            225,000             225,000
Federal funds purchased                                          10,600             45,000              24,900
Interest payable and other liabilities                            8,005              5,225               8,039
                                                          -------------      -------------        ------------
    Total liabilities                                         1,263,793          1,314,342           1,292,814
                                                          -------------      -------------        ------------

STOCKHOLDERS' EQUITY
Common stock (no par value)                                           -                  -                   -
Additional paid-in capital                                       20,668             20,414              50,421
Retained Earnings                                               126,641            123,867             117,777
Accumulated other comprehensive income                            1,590               (835)               (649)
                                                          -------------      -------------        ------------
    Total stockholders' equity                                  148,899            143,446             167,549
                                                          -------------      -------------        ------------
    Total liabilities and stockholders' equity            $   1,412,692      $   1,457,788        $  1,460,363
                                                          =============      =============        ============

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